UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2024
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
44 Whippany Road
Suite 101
Morristown, NJ 07960

(Address of principal executive offices)
(646) 661-7600

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As discussed in further detail below, Ascend Wellness Holdings, Inc. (the “Company”) has entered into updated compensation arrangements with certain of its employees following changes to its leadership (as further described in this Item 5.02, the “Leadership Transition”). The Leadership Transition was approved by the Company’s board of directors (the “Board”), based on the recommendations of the compensation and corporate governance committee of the Board.
John Hartmann Transition
Effective August 26, 2024, as part of the Leadership Transition, John Hartmann no longer serves as Chief Executive Officer of the Company. Mr. Hartmann remains a member of the Board. Mr. Hartmann’s transition from the Company is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls.
Samuel Brill Transition
On August 26, 2024, the Board appointed Samuel Brill as Chief Executive Officer of the Company and removed him as Lead Independent Director of the Board, while maintaining his appointment as director of the Company, effective immediately.
In connection with his appointment, the Company and Mr. Brill entered into an employment agreement, dated August 26, 2024 (the “CEO Employment Agreement”), pursuant to which Mr. Brill will receive an annual base salary of $550,000, an annual bonus based on achievement of certain target performance goal, and a one-time grant (the “CEO RSU Grant”) of 5,000,000 restricted stock units (the “RSUs”) under the Company’s 2021 Stock Incentive Plan (the “Plan”). 1,000,000 of the RSUs vest on December 31, 2024, and 1,000,000 RSUs vest on December 31, 2025 (together, the “CEO Time-Vesting RSUs”). The remaining 3,000,000 RSUs (the “CEO Performance-Based RSUs”) will vest upon the achievement of the Stock Price Condition (as defined in the CEO Employment Agreement). Mr. Brill will be eligible to participate in the Company’s Long Term Incentive Program (the “LTIP”) starting in the 2025 fiscal year.
During the first 18 months of the CEO Employment Agreement (the “Initial Term”), in the event Mr. Brill is terminated by the Company other than for Cause (as defined in the CEO Employment Agreement), the Company shall pay to Mr. Brill (i) the base salary for the remainder of the Initial Term earned but not paid through the date of termination, (ii) the CEO Time-Vesting RSUs that would have vested during the Initial Term shall vest immediately, (iii) the value of any vacation time earned but not used through the date of termination, (iv) any annual bonus earned with respect to the fiscal year immediately preceding the fiscal year in which such termination occurs, but only to the extent unpaid as of the date of termination; (v) a pro-rated annual bonus for service completed during the then current fiscal year through and including the date of termination; (vi) any other benefits payable under the terms of any employee benefit plan, program or arrangement sponsored or maintained by the Company; and (vii) any business expenses incurred but unreimbursed as of the date of termination (all of the foregoing, the “Initial Term CEO Termination Compensation”). In addition to the Initial Term CEO Termination Compensation, the Company shall continue to pay the cost of Mr. Brill’s participation in the Company’s medical and dental insurance plans for a period of the remainder of the Initial Term (the “CEO Benefit Continuation”).
After the Initial Term (the “At Will Period”), in the event Mr. Brill is terminated by the Company other than for Cause (as defined in the CEO Employment Agreement), the Company shall pay Mr. Brill (i) an amount equal to fifty-percent (50%) of the base salary earned for the full fiscal year immediately preceding the fiscal year in which such termination occurs, payable in substantially equal installments over the six (6) month period immediately following the termination date, (ii) an unvested CEO Time-Vesting RSUs shall vest, (iii) the value of any vacation time earned but not used through the date of termination, (iv) any annual bonus earned with respect to the fiscal year immediately preceding the fiscal year in which such termination occurs, but only to the extent unpaid as of the date of termination; (v) a pro-rated annual bonus for service completed during the then current fiscal year through and including the date of termination; (vi) any other benefits payable under the terms of any employee benefit plan, program or arrangement sponsored or maintained by the Company; and (vii) any business expenses incurred but unreimbursed as of the date of termination (all of the foregoing, the “At Will CEO Termination Compensation”). In addition to the At Will CEO Termination Compensation, Mr. Brill shall be entitled to the CEO Benefit Continuation the Company shall continue to pay the cost of Mr. Brill’s participation in the Company’s medical and dental insurance plans for a period of the remainder of the Initial Term (the “CEO Benefit Continuation”) for a period of 6 months following the termination date.
If termination of Mr. Brill occurs during the At Will Period is within 18 months after a Change of Control Event (as defined in the CEO Employment Agreement), Mr. Brill shall be entitled to 100% of his base salary in a lump sum payment, and any unvested CEO Time-Vesting CEO RSUs shall vest. Mr. Brill will not receive any additional compensation for his services as a member of the Board. The At Will Period of the CEO Employment Agreement is at-will and has no specific term.
The foregoing description of the CEO Employment Agreement is subject to and qualified in its entirety by reference to the full text of the CEO Employment Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2024. In addition, Mr. Brill has executed the Company’s standard indemnification agreement, substantially in the form as applicable to other executive officers and directors of the Company.
Mr. Brill, age 50, has served on the Board since May 2023, when he was also appointed as Lead Independent Director. Mr. Brill is Chairman of the Board of Invacare Holdings Corporation (OTC: IVCRQ), a global leader in the manufacturing and distribution of medical products. Mr. Brill served as the President and Chief Investment Officer of Seventh Avenue Investments, LLC (“SAI”) for the last seven years until his resignation in August 2024. At SAI, Mr. Brill managed all aspects of the private equity business of a multibillion-dollar single-family office in New York City. He played a critical role in helping the management teams of portfolio companies with strategic decisions, including mergers, acquisitions, corporate reorganization, and financial planning. Before joining SAI, Mr. Brill was the Chief Investment Officer and Portfolio Manager of Weismann Capital, a single-family office in Stamford, CT. Prior to joining Weismann Capital in November 2003, Mr. Brill was the Chief Operating Officer and Director of Amedia Networks (formerly TTR Technologies), a publicly traded technology IP company. Prior to joining Amedia in November 2001, Mr. Brill was a senior financial analyst at JDS Capital Management, a hedge fund that was also the largest shareholder of TTR, which he joined as the first employee in February 1998. He has previously served on numerous public and private boards and committees, including the Investment Committee of NewLake Capital Partners, Inc. (OTCQX: NLCP), a cannabis REIT.
Mr. Brill does not have a family relationship with any of the officers or directors of the Company. There are no related party transactions with regard to Mr. Brill reportable under Item 404(a) of Regulation S‑K.
Frank Perullo Transition
On August 26, 2024, the Company and Francis Perullo entered into a new employment agreement pursuant to which Mr. Perullo will transition to a new role as President of the Company (the “President Employment Agreement”), effective August 26, 2024. In connection with the President Employment Agreement, the parties terminated the employment agreement between the Company and Mr. Perullo, dated March 26, 2024 (the “Prior Perullo Employment Agreement”). Mr. Perullo will continue to serve as a member of the Board.
Pursuant to the President Employment Agreement, Mr. Perullo will receive an annual base salary of $550,000 and an annual bonus based on the achievement of certain target performance goals. Mr. Perullo will be eligible to participate in the Company’s LTIP starting in the 2025 fiscal year. Upon Mr. Perullo’s death or disability or termination by the Company for Cause (as defined in the President Employment Agreement), Mr. Perullo shall be entitled to any base salary, vacation time, and any unreimbursed business expenses from the prior year earned but not paid (together, the “Final President Compensation”). Upon termination other than for Cause or Mr. Perullo’s resignation for Good Reason (each as defined in the President Employment Agreement) that occurs within two years, the Company shall pay Mr. Perullo the Final President Compensation and he shall be entitled to one year of continued participation in the Company’s medical and dental insurance plans (the “President Benefit Continuation”). Upon termination other than for Cause or Mr. Perullo’s resignation for Good Reason (each as defined in the President Employment Agreement) that occurs after two years, the Company shall pay Mr. Perullo the Final

President Compensation and an amount equal to the sum of his base salary and he shall be entitled to the President Benefit Continuation. Upon termination of Mr. Perullo within 18 months after a Change of Control Event (as defined in the President Employment Agreement), Mr. Perullo shall be entitled to 100% of his annual base salary in a lump sum payment and he shall be entitled to the President Benefit Continuation for a period of six months. Mr. Perullo will not receive any additional compensation for his services as a member of the Board. The President Employment Agreement is at-will and has no specific term.
The foregoing descriptions of the President Employment Agreement is subject to and qualified in its entirety by reference to the full text of the President Employment Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2024. In addition, Mr. Perullo has executed the Company’s standard indemnification agreement, substantially in the form as applicable to other executive officers and directors of the Company.
Mr. Perullo, age 48, is the co-founder of the Company and has served on the Board since May 2018. He has served as the Company’s EVP of Corporate Affairs since March 2024, and previously served as Strategic Advisor from May 2023 to March 2024, President from February 2022 to May 2023, and Interim Co-Chief Executive Officer from September 2022 to May 2023. In 2015, prior to co-founding the Company, Mr. Perullo founded the Novus Group, a consulting firm that advises government and commercial clients, and he currently serves as Principal. Prior to founding the Novus Group, Mr. Perullo founded and served as President of Sage Systems, one of the leading providers of web-based campaign management software, from 2002 to 2015.
Mr. Perullo does not have a family relationship with any of the officers or directors of the Company. There are no related party transactions with regard to Mr. Perullo reportable under Item 404(a) of Regulation S‑K.
Mark Cassebaum Transition
On August 26, 2024, the Company terminated Mark Cassebaum as Chief Financial Officer of the Company, effective immediately. Mr. Cassebaum’s departure from the Company is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls.
Roman Nemchenko Transition
On August 26, 2024, the Company appointed Roman Nemchenko as Chief Financial Officer of the Company, effective immediately.
In connection with his appointment, the Company and Mr. Nemchenko entered into an employment agreement, dated August 26, 2024 (the “CFO Employment Agreement”), pursuant to which Mr. Nemchenko will receive an annual base salary of $450,000, a guaranteed cash bonus in the amount of $175,000 for the 2024 fiscal year, an annual bonus based on achievement of certain target performance goals for the subsequent fiscal years and a one-time grant (the “CFO RSU Grant”) of 350,000 RSUs under the Plan (the “CFO RSUs”), vesting 25% annually over a four year period. Upon Mr. Nemchenko’s death or disability or termination by the Company for Cause (as defined in the CFO Employment Agreement), Mr. Nemchenko shall be entitled to any base salary and vacation time from the prior year earned but not paid, a pro-rated annual bonus for the current year to be granted at the discretion of the Board and any unreimbursed business expenses (together, the “Final CFO Compensation”), and he shall be entitled to six months of continued participation in the Company’s medical and dental insurance plans (the “CFO Benefit Continuation”). Upon termination other than for Cause or Mr. Nemchenko’s resignation for Good Reason (each as defined in the CFO Employment Agreement), the Company shall pay Mr. Nemchenko the Final CFO Compensation and an amount equal to the sum of 50% of the base salary, and he shall be entitled to the CFO Benefit Continuation. Upon termination of Mr. Nemchenko within 18 months after a Change of Control Event (as defined in the CFO Employment Agreement), Mr. Nemchenko shall be entitled to 100% of his annual base salary in a lump sum payment, and any unvested CFO RSUs shall vest. The CFO Employment Agreement is at-will and has no specific term.

The foregoing descriptions of the CFO Employment Agreement is subject to and qualified in its entirety by reference to the full text of the CFO Employment Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2024. In addition, Mr. Nemchenko has executed the Company’s standard indemnification agreement, substantially in the form as applicable to other executive officers and directors of the Company.
Mr. Nemchenko, age 36, served as the Company’s Executive Vice President and Chief Accounting Officer since April 2020. He played a key role in the Company’s 2021 initial public offering and has driven significant financial and operational improvements. Prior to joining the Company, Mr. Nemchenko served as Controller for Acreage Holdings from November 2017 to April 2020. With approximately 15 years of experience in finance and accounting, Mr. Nemchenko has a strong background in public offerings, financial analysis, M&A, restructurings, SEC reporting, technology implementations, tax strategy, and regulatory compliance. In addition to his prior position at Acreage Holdings, his career includes leadership roles at Oscar Health Insurance from April 2016 to November 2017, and Fortress Investment Group from May 2015 to April 2016, as well as auditing and consulting experience at Pricewaterhouse Coopers from September 2011 to May 2015. Mr. Nemchenko holds a CPA, a BS in Finance and Accounting from the State University of New York at New Paltz, and an MS in Forensic Accounting from the University at Albany.
Mr. Nemchenko does not have a family relationship with any of the officers or directors of the Company. There are no related party transactions with regard to Mr. Nemchenko reportable under Item 404(a) of Regulation S‑K.
Item 7.01.    Regulation FD Disclosure.
On August 27, 2024, the Company issued a press release announcing the Leadership Transition. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.
The information furnished under this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
99.1‡	Press release dated August 27, 2024
‡    Document has been furnished, is not deemed filed and is not to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, irrespective of any general incorporation language contained in any such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.

August 28, 2024	/s/ Samuel Brill
Samuel Brill Chief Executive Officer (Principal Executive Officer)
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